SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of
1934

Date of Report  (Date of earliest event reported)
December 1, 1999

Cerritos Holdings, Inc.  a Nevada corporation
(Exact name of Registrant as specified in its charter)

Commission File No.  0-27733

77-0497976
(I.R.S. Employer Identification No.)

5350 Byrne Road, Burnaby, B.C. V5J 3J3  Canada
(Address of principal executive offices and zip code)

(604) 603-2542
(Registrant's telephone number including area code)


Item 1.		Changes in Control of Registrant.

See also Item 6 below. Daniel L. Hodges resigned effective November 30, 1999, as the sole officer and director of the Company. Prior to his resignation, Mr. Hodges appointed Ken Kantymir, David Richard
Lewis, Doug Serada and Robert Kantymir as directors.
Mr. Ken Kantymir is the President and David Richard
Lewis is the Vice-President and Secretary.

Ken Kantymir has been active in the Vancouver film community for the past ten years. For more than a decade he has gained extensive experience in many aspects of British Columbia's rapidly expanding film production industry. Mr. Kantymir has two television producer credits, two associate producer feature film credits, and one producer credit for a feature film. He has appeared in more than 75 television series, 25 movies of the week, and 13 feature films. He has also directed industrial promotional videos.

Mr. Kantymir also serves as the secretary of the Union of B.C. Performers Actors Guild and is Vice-
Chairman of the UBCP Member Benefit Trust.

David Richard Lewis has dedicated the last ten years to the film industry and has experience in the details of the day-to-day operations of a production company, not only behind the camera but also in front as an actor. Mr. Lewis has gained experience in almost every aspect of film production in nearly
200 various projects in the British Columbia film industry.

Mr. Lewis is also a playwright, with no less than eight completed full length feature scripts, with another feature as a "work in progress", as well as a pilot for a TV series as a "work in progress". He is a member of ACTRA and the Union of B.C.
Performers and has been a member of the Directors
Guild of Canada (V.C.).

Additionally, Mr. Hodges, on November 30, 1999, agreed to return to the Company for cancellation
600,000 of his 800,000 shares of restricted common stock of the Company. He also transferred to the new officers and directors the 200,000 restricted common stock balance.

Also on November 30, 1999, by vote of the Board of Directors and approved by a majority of shareholders, the Company forward split its outstanding stock 1 for 30, to be effective on December 2, 1999.

The following table sets forth information relating to the beneficial ownership of Company common stock by those persons beneficially holding more than 5% of the Company capital stock, by the Company's directors and executive officers, and by all of the Company's directors and executive officers as a group, as of December 1, 1999.

                                    Percentage of
Name of          Number of           outstanding
Stockholder    Shares Owned         Common Shares

Ken Kantymir         80,000             20%
5350 Byrne
Burnaby, B.C.
V5J 3J3

David Richard Lewis  20,000              5%
5350 Byrne Road
Burnaby, B.C.
V5J 3J3

Doug Serada	          80,000             20%
2840 W. 8th Ave.
Vancouver, B.C.
V6K 2B9

Robert Kantymir      20,000              5%
11559 Lyon Road
Delta, B.C.
V4E 2K1

All officers and
directors as a
group               200,000             50%



Item 2.		Acquisition or Disposition of
Assets.

The Company is currently in negotiations to conclude a merger with corporation number 589333 B.C. Ltd., with an office at 1750-750 West Pender Street, Vancouver, B.C., Canada V6C 2T8. 58933 B.C., Ltd., is the owner of certain rights to produce motion pictures and is in the process of acquiring an existing movie studio facility in Burnaby, British
Columbia. The Company intends to finalize a merger prior to February 15, 2000.


Item 3.		Bankruptcy or Receivership.

	None.


Item 4.		Changes in Registrant's Certifying
Accountant.

	None.

Item 5.		Other Events.

	None.


Item 6.		Resignations of Registrant's
Directors.

Daniel L. Hodges has resigned effective November 30,
1999, as the sole director of the Company. Prior to his resignation, Mr. Hodges appointed Ken Kantymir,
David Richard Lewis and Robert Kantymir as directors.


Item 7.		Financial Statements and Exhibits.

	None.


Item 8.		Change in Fiscal Year.

	None.

Signatures

Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cerritos Holdings, Inc.
(Registrant)

Date:	December 1, 1999

s/s Ken Kantymir

Ken Kantymir, President